                                                                    EXHIBIT 10.1







                     EMPLOYEE BENEFITS AND OTHER EMPLOYMENT
                          MATTERS ALLOCATION AGREEMENT

                                 by and between

                          MARRIOTT INTERNATIONAL, INC.
                (TO BE RENAMED SODEXHO MARRIOTT SERVICES, INC.)

                                      and

                             NEW MARRIOTT MI, INC.
                  (TO BE RENAMED MARRIOTT INTERNATIONAL, INC.)

                                  dated as of

                               September 30, 1997

                               TABLE OF CONTENTS
                               -----------------


ARTICLE I          DEFINITIONS....................................   2

     Section 1.01  Definitions....................................   2
     Section 1.02  Other Terms....................................   8
     Section 1.03  Certain Constructions..........................   8
     Section 1.04  Schedules, Sections............................   8
     Section 1.05  Survival.......................................   8

ARTICLE II         EMPLOYEE BENEFITS..............................   8

     Section 2.01  Employment.....................................   8
     Section 2.02  Profit Sharing Plan............................  10
     Section 2.03  Deferred Compensation Plans....................  11
     Section 2.04  Retirement Plans...............................  12
     Section 2.05  Comprehensive Stock Plans......................  12
     Section 2.06  Stock Purchase Plan............................  15
     Section 2.07  Medical/Dental Plans...........................  15
     Section 2.08  Short-Term Disability Plan.....................  17
     Section 2.09  Long-Term Disability Plan......................  17
     Section 2.10  Vacation and Sick Pay Liabilities..............  17
     Section 2.11  Group-Term Life Insurance Plan.................  18
     Section 2.12  Severance Pay Plan.............................  19
     Section 2.13  Employee Discounts.............................  19
     Section 2.14  Division-Level Welfare Plans...................  19
     Section 2.15  Other Plans....................................  19
     Section 2.16  Preservation of Right to Amend Plans...........  19
     Section 2.17  Reimbursement..................................  19
     Section 2.18  Payroll Reporting and Tax Withholding..........  20
     Section 2.19  Cooperation....................................  20

ARTICLE III        LABOR AND EMPLOYMENT MATTERS...................  21

     Section 3.01  Separate Employers.............................  21
     Section 3.02  Employment Policies and Practices..............  21
     Section 3.03  Collective Bargaining Agreements...............  21
     Section 3.04  Employment Claims..............................  22
     Section 3.05  Assumption of Unemployment Tax Rates...........  22
     Section 3.06  Intercompany Service Charge....................  22
     Section 3.07  WARN Claims....................................  22
     Section 3.08  Employees on Leave of Absence..................  22

     Section 3.09  Third Party Beneficiary Rights.................  22
     Section 3.10  Attorney-Client Privilege......................  23

ARTICLE IV         DEFAULT........................................  23

     Section 4.01  Default........................................  23
     Section 4.02  Force Majeure..................................  23

ARTICLE V          MISCELLANEOUS..................................  23

     Section 5.01  Relationship of Parties........................  23
     Section 5.02  Access to Information; Cooperation.............  23
     Section 5.03  Assignment.....................................  24
     Section 5.04  Headings.......................................  24
     Section 5.05  Severability of Provisions.....................  24
     Section 5.06  Parties Bound..................................  24
     Section 5.07  Notices........................................  24
     Section 5.08  Further Actions................................  24
     Section 5.09  Waiver.........................................  25
     Section 5.10  Governing Law..................................  25
     Section 5.11  Consent to Jurisdiction; Waiver of Jury Trial..  25
     Section 5.12  Entire Agreement...............................  25

EXHIBIT A Form of Hotel Discount Agreement

SCHEDULES A Retained Division-Level Deferred Compensation Plans
          B Retained Division-Level Medical/Dental Plans
          C Retained Retirement Plans
          D Retained Division-Level Welfare Plans
          E Spinco Division-Level Deferred Compensation Plans
          F Spinco Division-Level Medical/Dental Plans
          G Spinco Retirement Plans
          H Spinco Division-Level Welfare Plans
          I Retained Stock Awards

                 EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS
                 ----------------------------------------------
                              ALLOCATION AGREEMENT
                              --------------------


     This EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS ALLOCATION AGREEMENT ("Agreement") is made and entered into as of September 30, 1997, by and between MARRIOTT INTERNATIONAL, INC., a Delaware corporation to be renamed Sodexho Marriott Services, Inc. ("Parent" before and "Sodexho Marriott" after the Distribution and the Merger (as defined below)) and NEW MARRIOTT MI, INC., a Delaware corporation and, prior to the Distribution, a wholly owned subsidiary of Parent to be renamed Marriott International, Inc. after the Distribution ("Spinco").


                                R E C I T A L S


     WHEREAS, subject to shareholder approval and certain other conditions, Parent intends to pay a special dividend to the holders of Parent Common Stock (as defined below) on a share-for-share basis, consisting of all outstanding shares of Spinco Common Stock (as defined below) (the "Distribution"); and

     WHEREAS, immediately following the Distribution, Marriott-ICC Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Acquisition"), will merge (the "Merger") with and into International Catering Corporation, a Delaware corporation ("Company"), pursuant to the terms of the Agreement and Plan of Merger dated as of even date herewith, by and among Parent, Acquisition, Sodexho Alliance, S.A. ("Seller"), Company and Spinco (the "Merger Agreement"); and

     WHEREAS, in connection with said special dividend, Parent and Spinco have entered into a Distribution Agreement (the "Distribution Agreement") dated as of even date herewith; and

     WHEREAS, pursuant to the aforesaid Distribution Agreement, Parent and Spinco have agreed to enter into an agreement allocating responsibilities with respect to employee compensation, benefits, labor and certain other employment matters pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and Spinco agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.01 Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings indicated below:

       Aggregate Spread: the difference between the exercise price of a Parent
       ----------------
Stock Option and the Parent Closing Stock Price, multiplied by the number of shares covered by such Parent Stock Option remaining unexercised as of the close of business on the Cut-off Date.

       Aggregate Value: the number of shares of Parent Common Stock reserved for
       ---------------
a holder of a Deferred Stock Award, or issued to the holder as part of an unvested Restricted Stock Award, under the Existing Stock Plans as of the close of business on the Cut-off Date, multiplied by the Parent Closing Stock Price.

       Assumed Deferred Compensation Liabilities: all liabilities and
       -----------------------------------------
obligations of Parent relating to (i) Spinco Individuals, (ii) all Parent Terminees who are not Spinco Individuals and (iii) Host Individuals which have accrued through the Cut-off Date under the Marriott International, Inc. Executive Deferred Compensation Plan, along with earnings required to be credited to account balances included therein, to be assumed by Spinco in accordance with Section 2.03.

       Code:  the Internal Revenue Code of 1986, as amended, or any successor
       ----
legislation.

       Collective Bargaining Agreement:  any collective bargaining agreement or
       -------------------------------
other labor agreement to which Parent or any of its Subsidiaries was a party on or before the Cut-off Date.

       Commission:  the U.S. Securities and Exchange Commission or any successor
       ----------
thereto.

       Company:  has the meaning specified in the Merger Agreement.
       -------

       Company Contribution:  the contribution by Parent and its Subsidiaries to
       --------------------
the Parent Profit Sharing Plan in accordance with the terms thereof.

       Current Plan Year:  the plan year or fiscal year, to the extent
       -----------------
applicable with respect to any Plan, during which the Distribution occurs.

       Cut-off Date:  the date immediately preceding the Distribution Date.
       ------------

       Deferred Stock Award:  an award of deferred bonus stock or a deferred
       --------------------
stock agreement under the Existing Plans or the 1995 Directors Plan.

       Distribution Agreement: the agreement described in the third recital of
       ----------------------
this Agreement.

       Distribution Date: has the meaning set forth in the Distribution
       -----------------
Agreement.

       Distribution Date Statement: has the meaning set forth in the
       ---------------------------
Distribution Agreement.

       Employee: with respect to any entity, an individual who is considered,
       --------
according to the payroll and other records of such entity, to be employed by such entity.

       Employer Common Stock:  Sodexho Marriott Common Stock in the case of
       ---------------------
Retained Employees and Spinco Common Stock in the case of Spinco Individuals, Parent Terminees who are not Spinco Individuals, and Host Individuals.

       Employment Claim:  any actual or threatened lawsuit, arbitration, ERISA
       ----------------
claim, or federal, state, or local judicial or administrative proceeding of whatever kind involving a demand by or on behalf of or relating to an employee or former employee, or by or relating to a collective bargaining agent of employees, or by or relating to any federal, state, or local government agency alleging liability against an employer or against an employee pension, welfare or other benefit plan, or an administrator, trustee or fiduciary thereof.

       ERISA:  the Employee Retirement Income Security Act of 1974, as amended,
       -----
or any successor legislation.

       Existing Stock Plans:  the 1993 Stock Plan and the 1996 Stock Plan as
       --------------------
maintained by Parent prior to the Distribution Date.

       HMO: any health maintenance organization organized under 42 U.S.C.
       ---
(S)300e-9, or a state health maintenance organization statute that provides medical services for Retained Individuals or Spinco Individuals under any Plan.

       Host Individual:  any individual who (i) is or was an employee of Host
       ---------------
Marriott Corporation on or before the Distribution Date or (ii) is a beneficiary of any individual described in clause (i).

       IRS:  the Internal Revenue Service.
       ---

       Medical/Dental Plan: any of the following Welfare Plans providing health
       -------------------
benefits to Employees and their dependents: Parent Medical/Dental Plans; Retained Division-Level Medical/Dental Plans; Sodexho Marriott Medical/Dental Plans; Spinco Division-Level Medical/Dental Plans; and Spinco Medical/Dental Plans.

       1993 Conversion Award:  has the meaning specified for the term
       ---------------------
"Conversion Award" in the 1993 Stock Plan.

       1993 Stock Plan:  Marriott International, Inc. 1993 Comprehensive Stock
       ---------------
Incentive Plan.

       1995 Directors Plan:  Marriott International, Inc. 1995 Non-Employee
       -------------------
Directors' Deferred Stock Compensation Plan.

       1996 Stock Plan:  Marriott International, Inc. 1996 Comprehensive Stock
       ---------------
Incentive Plan.

       1998 Conversion Award:  a stock-based award made as provided in Section
       ---------------------
2.05 hereof to reflect the effect of the Distribution and Merger on awards outstanding prior to the Distribution Date under the Existing Stock Plans and the 1995 Directors Plan.

       Parent:  Marriott International, Inc., a Delaware corporation and its
       ------
Subsidiaries, prior to the Distribution Date.

       Parent Closing Stock Price:  the average of the high and low New York
       --------------------------
Stock Exchange prices per share for Parent Common Stock on the last full trading day occurring on or before the Distribution Date, with a due bill for the special dividend of Spinco Common Stock to be made in connection with the Distribution.

       Parent Common Stock:  the common stock, par value $1 per share, of
       -------------------
Parent.

       Parent Medical/Dental Plans:  the Marriott International, Inc.
       ---------------------------
Med*Connection Health Plan, the Marriott International, Inc. Enhanced Protection Plan, the Marriott International, Inc. Minimum Protection Plan, the Marriott International contracts with HMOs, or the Marriott International, Inc. Dental Plan, as applicable.

       Parent Profit Sharing Plan:  the Marriott International, Inc. Employees'
       --------------------------
Profit Sharing, Retirement and Savings Plan and Trust, as in effect prior to the Distribution Date.

       Parent Stock Option:  an unexercised, vested or unvested nonqualified
       -------------------
stock option to purchase Parent Common Stock pursuant to an Existing Stock Plan which is outstanding immediately prior to the Distribution.

       Parent Terminee: any individual formerly employed by Parent or any
       ---------------
Subsidiary of Parent (including Spinco) who terminated such employment prior to the Distribution Date.

       Plan:  any plan, policy, arrangement, contract or agreement providing
       ----
compensation benefits for any group of Employees or individual Employee, or the dependents or beneficiaries of any such Employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an employer to any Employee or the beneficiaries of any such Employee. The term "Plan" as used in this Agreement does not include any contract, agreement or understanding relating to settlement of actual or potential Employment Claims.

       Post-Conversion Stock Price: the average of the high and low New York
       ---------------------------
Stock Exchange prices per share of Spinco Common Stock or Sodexho Marriott Common Stock, as applicable, on the first full trading date following the Distribution Date.

       Post-retirement Medical/Dental Benefits:  means post-retirement benefits
       ---------------------------------------
under Welfare Plans maintained by Parent before the Distribution Date.

       Pre-Distribution Employee:  an Employee who was employed by Parent or one
       -------------------------
of its Subsidiaries as of the Cut-off Date.

       Prior Plan Year:  a plan year or fiscal year or portion thereof, to the
       ---------------
extent applicable with respect to any Plan, ending prior to the Cut-off Date.

       Profit Sharing Plan:  profit sharing plan maintained pursuant to Sections
       -------------------
401(a) and 401(k) of the Code.

       Qualified Beneficiary:  an individual (or dependent thereof) who either
       ---------------------
(1) experiences a "qualifying event" (as that term is defined in Code Section 4980B(f)(3) and ERISA Section 603) while a participant in any Medical/Dental Plan, or (2) becomes a "qualified beneficiary" (as that term is defined in Code
Section 4980B(g)(1) and ERISA 607(3)) under any Medical/Dental Plan.

       Restricted Stock Award:  an award of restricted stock under the Existing
       ----------------------
Plans.

       Retained Business:  has the meaning set forth in the Distribution
       -----------------
Agreement.

       Retained Deferred Compensation Plan: the portion of the Marriott
       -----------------------------------
International, Inc. Executive Deferred Compensation Plan that is renamed and continued by Sodexho Marriott after the Distribution Date pursuant to Section 2.03(b).

       Retained Division-Level Deferred Compensation Plans:  the Deferred
       ---------------------------------------------------
Compensation Plans set forth in Schedule A.

       Retained Division-Level Medical/Dental Plans: the Medical/Dental Plans
       --------------------------------------------
set forth in Schedule B.

       Retained Division-Level Welfare Plans: the Welfare Plans set forth in
       -------------------------------------
Schedule D.

       Retained Employee:  has the meaning set forth in Section 2.01 hereof.
       -----------------

       Retained Employment Liabilities:  (i) any liability or obligation
       -------------------------------
retained or assumed by Sodexho Marriott hereunder, including compensation liabilities and liabilities arising pursuant to employee benefit plans, programs, and policies, whether written or oral, with respect to Retained Individuals and (ii) any liability or obligation arising in connection with any Employment Claim associated with any Retained Individual, whether arising on, before or after the Distribution Date, except for (x) such claims associated with a Retained Individual while such individual worked primarily for the Spinco Business or (y) such claims otherwise attributable to a Spinco Employee.

          Retained Individual:  any individual who (i) is a Retained Employee,
          -------------------
(ii) is, as of the Cut-off Date, a Parent Terminee whose last employment with Parent or a Subsidiary of Parent was primarily related to a Retained Business, or (iii) is a beneficiary of any individual described in clause (i) or (ii).

          Retained Retirement Plans:  Retirement Plans maintained primarily for
          -------------------------
the benefit of Retained Individuals, as listed on Schedule C.

          Retained Subsidiary:  has the meaning specified in the Distribution
          -------------------
Agreement.

          Retirement Plan:  any retirement Plan maintained pursuant to Section
          ---------------
401(a) of the Code for Employees (and their beneficiaries) of Parent, Sodexho Marriott, Spinco, or the Subsidiaries thereof, including the Spinco Retirement Plans and Retained Retirement Plans.

          Seller:  has the meaning set forth in the Recitals hereto.
          ------

          Service Credit:  the period taken into account under any Plan for
          --------------
purposes of determining length of service or plan participation to satisfy eligibility, vesting, benefit accrual and similar requirements under such Plan.

          Sodexho Marriott:  has the meaning set forth in the heading hereto
          ----------------
and refers to Parent as it shall be renamed and the Retained Subsidiaries, collectively, after the Distribution and Merger.

          Sodexho Marriott Common Stock:  the common stock, par value $1 per
          -----------------------------
share, of Sodexho Marriott after the Distribution Date.

          Sodexho Marriott Comprehensive Stock Plans:  the Existing Stock Plans
          ------------------------------------------
following the Distribution Date, to be continued by Sodexho Marriott pursuant to
Section 2.05(a).

          Sodexho Marriott Executive Deferred Compensation Plan:  has the
          -----------------------------------------------------
meaning specified in Section 2.03(b) hereof.

          Sodexho Marriott Medical/Dental Plans: the  Medical/Dental Plans to be
          -------------------------------------
established by Sodexho Marriott in accordance with Section 2.07(b).

          Sodexho Marriott Profit Sharing Plan:  the Plan intended to be
          ------------------------------------
qualified under Sections 401(a) and 401(k) of the Code, established or designated and maintained by Sodexho Marriott pursuant to Section 2.02(b).

          Sodexho Marriott Qualified Beneficiary:  any Retained Employee who
          --------------------------------------
becomes a Qualified Beneficiary on or after the Distribution Date and any Retained Individual who is or becomes a Qualified Beneficiary as a result of loss in coverage under a Retained Division-Level Medical/Dental Plan.

              Spinco: has the meaning set forth in the heading hereto.
              ------

              Spinco Business: has the meaning specified in the Distribution
              ---------------
Agreement.

              Spinco Common Stock:  the common stock of Spinco.
              -------------------

              Spinco Comprehensive Stock Plan:  the plan to be adopted by Spinco
              -------------------------------
pursuant to Section 2.05(b).

              Spinco Deferred Compensation Plan: the Deferred Compensation Plan
              ---------------------------------
established by Spinco pursuant to Section 2.03(a).

              Spinco Division-Level Deferred Compensation Plans: the Deferred
              -------------------------------------------------
Compensation Plans set forth in Schedule E.

              Spinco Division-Level Medical/Dental Plans: the Medical/Dental
              ------------------------------------------
Plans set forth in Schedule F.

              Spinco Division-Level Welfare Plans: the Welfare Plans set forth
              -----------------------------------
in Schedule H.

              Spinco Employee:  has the meaning set forth in Section 2.01
              ---------------
hereof.

              Spinco Employment Liabilities:  (i) any liability or obligation
              -----------------------------
assumed by Spinco hereunder, including compensation liabilities and liabilities arising pursuant to employee benefit plans, programs, and policies, whether written or oral, with respect to Spinco Individuals and (ii) any liability or obligation arising in connection with any Employment Claim associated with any Spinco Individual, whether arising on, before or after the Distribution Date, except for (x) such claims associated with a Spinco Individual while such individual worked primarily for the Retained Business or (y) such claims otherwise attributable to a Retained Employee.

              Spinco Group:  has the meaning specified in the Distribution
              ------------
Agreement.

              Spinco Individual:  any individual who (i) is a Spinco Employee,
              -----------------
(ii) is, as of the Cut-off Date, a Parent Terminee whose last employment with Parent or a Spinco Subsidiary was with a Spinco Business, (iii) is or was a non-employee member of the Board of Directors of Parent as of the Cut-off Date or
(iv) is a beneficiary of any individual specified in clause (i), (ii), or (iii).

              Spinco Medical/Dental Plans:  The Marriott International
              ---------------------------
Medical/Dental Plans as assumed by Spinco in accordance with Section 2.07(a).

              Spinco Profit Sharing Plan:  the Marriott International, Inc.
              --------------------------
Employees' Profit Sharing, Retirement and Savings Plan and Trust, as transferred to Spinco and in effect on the Distribution Date.

              Spinco Qualified Beneficiary:  any Spinco Individual who is or
              ----------------------------
becomes a Qualified Beneficiary and any Parent Terminee who is not a Sodexho Marriott Qualified Beneficiary.

              Spinco Retirement Plans: Retirement Plans maintained primarily
              -----------------------
for the benefit of Spinco Individuals, as listed on Schedule G.

              Spinco Subsidiary:  has the meaning specified in the Distribution
              -----------------
Agreement.

              Stock Purchase Plan: a stock-based Plan meeting the requirements
              -------------------
of Section 423 of the Code.

              Subsidiary: has the meaning specified in the Distribution
              ----------
Agreement.

              Welfare Plan:  any Plan which provides medical, health,
              ------------
disability, accident, life insurance, death, dental or any other welfare benefit, including, without limitation, any post-employment benefit.

     Section 1.02   Other Terms.  Any capitalized terms used herein but not
                    -----------
defined herein shall have the meaning set forth in the Distribution Agreement or the Merger Agreement.

     Section 1.03   Certain Constructions.  References to the singular in this
                    ---------------------
Agreement, or in the Distribution Agreement or Merger Agreement to the extent terms in this Agreement are defined by reference to the Distribution Agreement or Merger Agreement, shall refer to the plural and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

     Section 1.04   Schedules, Sections.  References to a "Schedule" are, unless
                    -------------------
otherwise specified, to one of the Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

     Section 1.05   Survival.  Obligations described in this Agreement shall
                    --------
remain in full force and effect and shall survive the Distribution Date.


                                   ARTICLE II

                               EMPLOYEE BENEFITS

     Section 2.01   Employment.
                    ----------

          (a) Allocation of Employees.  Parent and Spinco shall take all steps
              -----------------------
necessary or appropriate so that all of the Employees of Parent and its Subsidiaries are allocated between the Retained Business and Spinco Business as of the Distribution Date in accordance with the principles set forth in paragraphs (i), (ii), and (iii) of this Section 2.01(a). In making such allocation of

Employees of Parent and its Subsidiaries pursuant to this Section 2.01(a), Parent and Spinco shall provide such information regarding the allocation of Employees as is reasonably requested by Seller or Seller's designee. An employee who is (i) allocated to the Retained Business and (ii) employed by Sodexho Marriott or a Retained Subsidiary as of the Distribution Date is a "Retained Employee". An employee who is (i) allocated to the Spinco Group and (ii) employed by Spinco or a Spinco Subsidiary as of the Distribution Date is a "Spinco Employee". All Employees of Parent and its Subsidiaries as of the Cut-off Date shall be allocated as either Retained Employees or Spinco Employees on the Distribution Date.

          (i) In making the allocation provided for in this Section 2.01(a), and subject to paragraph (ii) hereof, Parent and Spinco shall allocate each Employee whose employment duties prior to the Distribution Date relate exclusively to the Retained Business to Sodexho Marriott and each Employee whose employment duties prior to the Distribution Date relate exclusively to the Spinco Business to the Spinco Group. Parent and Spinco shall allocate all other Employees, in a mutually agreeable manner that, to the extent possible, takes into account the Employees' expertise, experience and existing positions and duties and does not unreasonably disrupt either the Retained Business or Spinco Business and maximizes the ability of each of the Retained Business and Spinco Business to manage and operate their respective businesses after the Distribution Date, taking into account the respective needs of such businesses as established by past practice.

          (ii) Parent and Spinco each agree that, between the date hereof and the Distribution Date, Employees will not be transferred between the Retained Business or Spinco Business except as (A) necessary to effect the second sentence of paragraph (i) of this subsection 2.01(a), (B) in the ordinary course of business consistent with past practice or (C) in accordance with the procedures described in the next sentence. Parent and Spinco agree that, between the date hereof and the Distribution Date, the senior human resources executive of each party will consult with the senior human resources executive of the other party in connection with the hiring of any employee whose duties relate primarily to the Spinco Business or Retained Business, as the case may be, and whose supervisor objects to the transfer. Consent by the other party to any such hiring will not be required.

          (iii) Notwithstanding the foregoing allocation, Parent and Spinco acknowledge that Sodexho Marriott may need the services of certain Spinco Employees for a transitional period following the Distribution, and Parent and Spinco agree to cooperate to make available such services on a transitional basis at then current actual cost.

          (b) Allocation of Responsibilities as Employer.  On the Distribution
              ------------------------------------------
Date, except to the extent retained or assumed by Sodexho Marriott under this Agreement or any other agreement relating to the Distribution, Spinco shall retain or assume, as the case may be, responsibility as employer for the Spinco Employees. On the Distribution Date, except to the extent retained or assumed by Spinco under this Agreement or any other agreement relating to the Distribution, Sodexho Marriott shall retain or assume, as the case may be, responsibility as employer for the

Retained Employees. The assumption or retention of responsibility as employer by Sodexho Marriott or Spinco described in this Section 2.01 shall not, of itself, constitute a severance or a termination of employment under any Plan of severance maintained by Parent.

          (c) Service Credits.  In connection with the Distribution and for
              ---------------
purposes of determining Service Credits (but excluding accrual of benefits other than vacation or sick leave) under any Plans, Sodexho Marriott shall credit each Retained Employee and Spinco shall credit each Spinco Employee with such Employee's Service Credits and original hire date as reflected in Parent's payroll system records as of the Cut-off Date. Such Service Credits and hire date shall continue to be maintained as described herein for as long as the Employee does not terminate employment.

          (d) Transfer of Employees Following the Distribution Date.  For a
              -----------------------------------------------------
period of one year following the Distribution Date, in the case of a transfer of a Pre-Distribution Employee from the Spinco Group to Sodexho Marriott or from Sodexho Marriott to the Spinco Group, (i) the transferee employer will recognize the most recent hire date of such Employee prior to the Distribution with Parent or one of its Subsidiaries for purposes of Service Credits with the transferee employer, including toward any waiting period under any Plan; (ii) such Employee will be given credit under the transferee employer's Medical/Dental Plans toward any deductible or out-of-pocket maximum for amounts paid while employed by the transferor employer; and (iii) the transferee employer shall provide the Employee with the same balance of vested and unvested vacation and sick leave hours as had been accrued by the transferor employer through the termination date; provided that the transferor employer shall promptly notify the transferee employer in writing of the occurrence of any termination subject to the provisions of this Section 2.01(d)(iii), and shall make a payment to such employer within thirty (30) days of the aforesaid termination date in an amount equal to the value of the transferring employee's vested and unvested balance of vacation leave accrued by the transferor employer through such termination date, based on the employee's final rate of pay with the transferor employer.

     Section 2.02   Profit Sharing Plans.
                    --------------------

          (a) Assumption of Sponsorship of Parent Profit Sharing Plan.
              -------------------------------------------------------
Effective as of the Distribution Date, Spinco shall assume sponsorship of the Parent Profit Sharing Plan.

          (b) Sodexho Marriott Profit Sharing Plan.  Effective as of the
              ------------------------------------
Distribution Date, Sodexho Marriott shall take, or cause to be taken, all action necessary and appropriate to establish or designate and administer a Plan to be referred to herein as the Sodexho Marriott Profit Sharing Plan. After the Distribution, all Retained Employees who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Marriott International Profit Sharing Plan shall be eligible for benefits under the Sodexho Marriott Profit Sharing Plan. The Sodexho Marriott Profit Sharing Plan shall be intended to qualify for tax-favored treatment under Sections 401(a) and 401(k) of the Code and to be in compliance with the requirements of ERISA.

          (c) Obligation to Make Company Contribution.  The Board of Directors
              ---------------------------------------
of Parent shall, at the time the Board approves the rate of Company Contribution for the Prior Plan Year, approve the same rate for the Current Plan Year, and the Company Contribution determined at such rate will be accrued for on a pro rata basis for the period ending on the Cut Off Date. Effective as of the Distribution Date, Sodexho Marriott and the Retained Subsidiaries shall assume, and shall be solely responsible for Company Contributions accrued under the Parent Profit Sharing Plan which are attributable to Retained Employees for the portion of the Current Plan Year ending on the Cut-off Date.

          (d) Adjustment Made to Account Balances.  Effective as of the Cut-off
              -----------------------------------
Date, the Parent Profit Sharing Plan shall adjust the account balances of all participants entitled under such Plan to Company Contributions and forfeitures for the portion of the Current Plan Year ending on the Cut-off Date to reflect such Company Contributions and forfeitures.

          (e) Transfer and Acceptance of Account Balances.  As soon as
              -------------------------------------------
practicable after the Distribution Date, Spinco shall cause the trustees of the Spinco Profit Sharing Plan to transfer to the trustee or other funding agent of the Sodexho Marriott Profit Sharing Plan the amounts (in cash, securities, other property or a combination thereof) representing the account balances of all Retained Employees, said amounts to be established as account balances or accrued benefits of such individuals under the Sodexho Marriott Profit Sharing Plan. Such transfer shall comply with Section 414(l) of the Code and the requirements of ERISA and the regulations promulgated thereunder. Sodexho Marriott shall cause the trustees or other funding agent of the Sodexho Marriott Profit Sharing Plan to accept the plan-to-plan transfer from the Spinco Profit Sharing Plan trustees, and to credit the accounts of such Retained Employees under the Sodexho Marriott Profit Sharing Plan with amounts transferred on their behalf.

          (f) Regulatory Filings.  Spinco and Sodexho Marriott shall, in
              ------------------
connection with the plan-to-plan transfer described in Section 2.02(e), cooperate in making any and all appropriate filings required by the Commission or the IRS, or required under the Code or ERISA or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such plan-to-plan transfer to take place as soon as practicable after the Distribution Date or otherwise when required by law. Further, the parties shall cooperate to seek a favorable IRS determination letter that the Sodexho Marriott Profit Sharing Plan, as organized in the case of a new plan or as amended in the case of an existing plan, satisfies all qualification requirements under Section 401(a) of the Code, and the transfers described in Section 2.02(e) shall take place as soon as practicable after the receipt of such favorable IRS determination letter. Sodexho Marriott shall make such necessary amendments on a retroactive basis to the Sodexho Marriott Profit Sharing Plan as required by the IRS to issue the favorable determination letter described above as the parties hereto determine are reasonable. Such transfers may take place pending issuance of such favorable determination letter, in which event (A) Spinco agrees to indemnify Sodexho Marriott and the Retained Subsidiaries if the IRS determines that (i) the Sodexho Marriott Profit Sharing Plan no longer satisfies all qualification requirements under

Section 401(a) of the Code as a result of the plan-to-plan transfer described in
Section 2.02(e) by reason of the failure of the Spinco Profit Sharing Plan to qualify under Section 401(a) of the Code; and (ii) that the Sodexho Marriott Profit Sharing Plan cannot be made to so qualify by a retroactive amendment which preserves the accrued benefits of all participants in the Sodexho Marriott Profit Sharing Plan, and (B) Sodexho Marriott agrees to indemnify Spinco and the Spinco Subsidiaries if the IRS determines that (i) the Spinco Profit Sharing Plan no longer satisfies all qualification requirements under Section 401(a) of the Code as a result of the plan-to-plan transfer described in Section 2.02(e) by reason of the failure of the Sodexho Marriott Profit Sharing Plan to qualify under Section 401(a) of the Code; and (ii) that the Spinco Profit Sharing Plan cannot be made to so qualify by a retroactive amendment which preserves the accrued benefits of all participants in the Spinco Profit Sharing Plan. If the IRS determines that the Sodexho Marriott Profit Sharing Plan is disqualified as a result of such plan-to-plan transfer in accordance with clause (A) of the preceding sentence, Sodexho Marriott agrees to use its best efforts in negotiating a closing agreement with the IRS, and indemnification shall be limited to the monetary sanction negotiated under such closing agreement; and if the IRS determines that the Spinco Profit Sharing Plan is disqualified as a result of such plan-to-plan transfer in accordance with clause (B) of the preceding sentence, Spinco agrees to use its best efforts in negotiating a closing agreement with the IRS, and indemnification shall be limited to the monetary sanction negotiated under such closing agreement.

     Section 2.03   Deferred Compensation Plans.
                    ---------------------------

          (a) Spinco Deferred Compensation Plans.  Effective as of the
              ----------------------------------
Distribution Date, Spinco or a Spinco Subsidiary shall take, or cause to be taken, all action necessary and appropriate to establish a new Deferred Compensation Plan referred to herein as the Spinco Deferred Compensation Plan. The Spinco Deferred Compensation Plan shall provide for assumption and payment by Spinco or a Spinco Subsidiary of all Assumed Deferred Compensation Liabilities, and Sodexho Marriott shall have no liability or obligation with respect thereto. Effective as of the Distribution Date, the Spinco Deferred Compensation Plan shall provide future deferred compensation benefits thereunder accruing after the Cut-off Date for all Spinco Employees who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Marriott International, Inc. Executive Deferred Compensation Plan and for Spinco Employees who are admitted to participation therein on or after the Distribution Date. Spinco shall be responsible for all reporting and withholding obligations with respect to pay-outs of Assumed Deferred Compensation Liabilities made after the Cut-off Date.

          (b) Sodexho Marriott Deferred Compensation Plans.  Effective as of the
              --------------------------------------------
Distribution Date, Sodexho Marriott shall take, or cause to be taken, all action necessary and appropriate to amend the Marriott International, Inc. Executive Deferred Compensation Plan (hereinafter referred to as the "Sodexho Marriott Executive Deferred Compensation Plan" following the Distribution Date) to reflect the provisions of Section 2.03(a). Sodexho Marriott shall be responsible for payment of all liabilities and obligations of Parent other than the Assumed Deferred Compensation Liabilities accrued through the Cut-off Date with respect to the Marriott International,

Inc. Executive Deferred Compensation Plan, including liabilities pursuant to deferred elections made in accordance with Section 2.05(d)(ii), along with earnings required to be credited to account balances included therein.

          (c) Division-Level Deferred Compensation Plans.  As soon as
              ------------------------------------------
practicable after the date hereof and effective as of the Distribution Date, Spinco and Sodexho Marriott shall each respectively take, or cause to be taken, all action necessary and appropriate to assume or continue sponsorship of and administer the Spinco Division-Level Deferred Compensation Plans (in the case of Spinco) and the Retained Division-Level Deferred Compensation Plans (in the case of Sodexho Marriott). As of the Distribution Date, Spinco and the Spinco Subsidiaries shall have no further liability under the Sodexho Marriott Division-Level Deferred Compensation Plans, and Sodexho Marriott and the Retained Subsidiaries shall have no further liability under the Spinco Division-Level Deferred Compensation Plans.

     Section 2.04   Division-Level Retirement Plans.  As of the Distribution
                    -------------------------------
Date, Sodexho Marriott or a Retained Subsidiary shall assume or retain sponsorship of and shall be solely responsible for all liabilities and obligations in connection with any Retained Retirement Plan, and Spinco and the Spinco Subsidiaries shall have no further liability or obligation with respect to such Plans. As of the Distribution Date, Spinco or a Spinco Subsidiary shall assume or retain sponsorship of and shall be solely responsible for all liabilities and obligations in connection with any Spinco Retirement Plan, and Sodexho Marriott and the Retained Subsidiaries shall have no further liability or obligation with respect to such Plans.

     Section 2.05   Comprehensive Stock Plans.
                    -------------------------

          (a) Sodexho Marriott Comprehensive Stock Plans.  Sodexho Marriott
              ------------------------------------------
shall continue the Existing Stock Plans (which following the Distribution Date will become the Sodexho Marriott Comprehensive Stock Plans). As soon as practicable after the date hereof and effective as of the Distribution Date, Parent shall amend the Existing Stock Plans to provide that all awards under the Sodexho Marriott Comprehensive Stock Plan will be denominated in Sodexho Marriott Common Stock; provided, however, that awards under the Existing Stock
                       --------  -------
Plans held by persons other than Retained Employees will not be redenominated in Sodexho Marriott Common Stock, but may be converted into 1998 Conversion Awards under the Spinco Comprehensive Stock Plan as described in Section 2.05(b). Sodexho Marriott shall retain all obligations with respect to, and administer under the Sodexho Marriott Comprehensive Stock Plan, any 1998 Conversion Awards denominated in Sodexho Marriott Common Stock after the Distribution.

     The maximum number of shares of Parent Common Stock expected to be subject to outstanding awards under the Existing Stock Plans which will be converted into 1998 Conversion Awards denominated in Sodexho Marriott Common Stock is 1,949,812 (the "Maximum Sodexho Conversion Shares"), of which 315,000 shares are attributable to options which are expected to be granted in November 1997 or January 1998. With respect to the Maximum Sodexho Conversion

Shares, Schedule I identifies the number of shares subject to each type of award and whether such awards are vested or unvested and the average exercise price in the case of options. Sodexho Marriott shall have no obligations with respect to 1998 Conversion Awards (i) denominated in Spinco Common Stock or (ii) to the extent such awards would cause the number of shares of Parent Common Stock subject to awards to be denominated in Sodexho Marriott Common Stock to exceed the Maximum Sodexho Conversion Shares, except for shares of Parent Common Stock subject to awards granted to any employee of Parent or any of its Subsidiaries whose employment does not relate primarily to the Retained Business as of the date hereof and who is allocated to the Retained Business as of the Distribution Date pursuant to the procedures set forth in Section 2.01.

          (b) Spinco Comprehensive Stock Plan.  As soon as practicable after the
              -------------------------------
date hereof and effective as of the Distribution Date, Spinco shall take, or cause to be taken, all action necessary and appropriate to adopt and administer the Spinco Comprehensive Stock Plan, and to provide 1998 Conversion Awards for all (i) Spinco Individuals, (ii) Parent Terminees who are not Spinco Individuals and (iii) Host Individuals, in accordance with Section 2.05(d). All awards under the Spinco Comprehensive Plan will be denominated in Spinco Common Stock. Spinco shall assume all obligations with respect to, and shall administer any 1998 Conversion Award denominated in Spinco Common Stock under the Spinco Comprehensive Stock Plan under the terms governing such awards under the Existing Stock Plans prior to the conversion, except as adjusted or amended herein.

          (c) 1995 Directors Plan:  As soon as practicable after the date hereof
              -------------------
and effective as of the Distribution Date, Spinco shall take, or cause to be taken, all action necessary to assume, adopt and administer the 1995 Directors Plan, and to provide 1998 Conversion Awards to persons who are the holders of awards pursuant to the 1995 Directors Plan in accordance with Section 2.05(d) hereof. All awards under the 1995 Directors Plan following the Distribution shall be denominated in Spinco Common Stock, and Sodexho Marriott and the Retained Subsidiaries shall have no liability thereunder. Spinco shall assume all obligations with respect to, and shall administer any 1998 Conversion Award under terms governing such awards under the 1995 Directors Plan, except as adjusted or amended herein.

          (d)  1998 Conversion Awards.
               ----------------------

          (i) Restricted Stock:  On the Distribution Date, each Retained
              ----------------
Employee who is a holder of restricted shares of Parent Common Stock awarded under the Existing Stock Plans as of the Cut-off Date shall not receive as part of the Distribution any shares of Spinco Common Stock with respect to those restricted shares, and shall receive a number of restricted shares of Sodexho Marriott Common Stock as shall be necessary so that the aggregate Post-Conversion Stock Price of all restricted shares of Sodexho Marriott Common Stock held by the Retained Employee shall be equal to the Aggregate Value of the restricted shares of Parent

Common Stock held by such Retained Employee as of the Cut-off Date. On the Distribution Date, each Spinco Individual and each Parent Terminee who is not a Spinco Individual shall forfeit all restricted shares of Parent Common Stock awarded under the Existing Stock Plans and shall receive a 1998 Conversion Award of restricted shares of Spinco Common Stock with an aggregate Post-Conversion Stock Price equal to the Aggregate Value of such restricted shares of Parent Common Stock. 1998 Conversion Awards of restricted stock granted pursuant to this Section 2.05(d)(i) shall be subject to substantially similar terms and conditions as provided in the holder's restricted stock award under the Existing Stock Plans.

          (ii) Deferred Stock:  On the Distribution Date, except as set forth in
               --------------
the next following paragraph, each holder of a Deferred Stock Award under an Existing Stock Plan or the 1995 Directors Plan shall receive a 1998 Conversion Award denominated solely in Employer Common Stock as of the Distribution Date. For purposes of determining the value of the 1998 Conversion Award solely in Employer Common Stock, the number of shares of Parent Common Stock reserved for the holder on the Cut-off Date under his or her Deferred Stock Award shall be multiplied by the Parent Closing Stock Price to determine the Aggregate Value. The Aggregate Value shall then be divided by the Post-Conversion Stock Price for Employer Common Stock to determine the adjusted number of whole shares of Employer Common Stock reserved for the holder as of the Distribution Date under the 1998 Conversion Award. 1998 Conversion Awards of deferred stock pursuant to this Section 2.05(d)(ii) shall be subject to substantially similar terms and conditions as provided in the holder's Deferred Stock Award under the applicable Existing Stock Plan or 1995 Directors Plan.

          Notwithstanding the foregoing, in lieu of a 1998 Conversion Award with respect to deferred bonus stock held by Retained Employees pursuant to the Existing Stock Plans, each Retained Employee will receive immediately prior to the Distribution Record Date for the Distribution (A) payment of his or her vested deferred bonus stock under the Existing Stock Plans consideration for which will be in Parent Common Stock and (B) a cash payment equal to the Aggregate Value of his or her unvested deferred bonus stock. A Retained Employee may elect, at least 10 days prior to and in lieu of the cash payment under (B), above, to have all or a portion of the Aggregate Value of his or her unvested deferred bonus stock be credited to his or her account under the Sodexho Marriott Executive Deferred Compensation Plan pursuant to the terms of such Plan. Prior to the Distribution Date, Parent shall amend the Marriott International, Inc. Executive Deferred Compensation Plan to provide for such benefit credits, effective as of the Distribution Date.

          (iii) Parent Stock Options:  On the Distribution Date, each Parent
                         --------------------
Stock Option shall be converted into a 1998 Conversion Award consisting of an option to purchase shares of Employer Common Stock. The Aggregate Spread on each such Parent Stock Option shall be maintained under the corresponding 1998 Conversion Award by setting the option price of the 1998 Conversion Award to ensure that the difference between (A) the aggregate total Post-Conversion Stock Price for each such 1998 Conversion Award, and (B) the aggregate option exercise price for each such 1998 Conversion Award, is equal to (C) the Aggregate Spread. In addition, the option price of the 1998 Conversion Award shall be set to maintain the ratio of the exercise price of each Parent Stock Option being converted to the Parent Closing Stock Price, by ensuring that the aforesaid ratio shall equal the ratio of (Y) such adjusted option price for the 1998 Conversion Award to (Z) the Post-Conversion Stock Price of the Employer Common Stock purchasable under the 1998 Conversion Award. The number of shares of Employer Common Stock purchasable under the 1998 Conversion Award shall be adjusted as necessary to maintain the Aggregate Spread and such ratio. 1998 Conversion Awards of stock options granted pursuant to this Section 2.05(d)(iii) shall be subject to substantially similar terms and conditions as provided in the holder's awards under the Existing Stock Plans.

          (iv) Service Credit.  The 1998 Conversion Awards shall be administered
               --------------
with respect to any provisions relating to continuing employment requirements to give Service Credit for service with the party employing the grantee as of the Cut-off Date (Sodexho Marriott in the case of the Retained Employees and Spinco in the case of Spinco Employees).

          (e) Facilitation of Exercise.  Prior to the Distribution Date, Parent
              ------------------------
shall facilitate the exercise of any outstanding vested options under the Existing Stock Plans held by Employees likely to be allocated as Retained Employees, including by informing such Employees of their ability to exercise such options and the effect of not exercising them, subject to limitations imposed by law.

          (f) Indemnification.  Spinco shall indemnify, defend and hold harmless
              ---------------
Sodexho Marriott from any claims by a holder of a Restricted Stock Award or Deferred Stock Award under the Existing Stock Plans as of the Distribution Date who receives a 1998 Conversion Award denominated in Spinco Common Stock that such holder has any right to receive shares of Sodexho Marriott Common Stock.

     Section 2.06   Stock Purchase Plan.  No option to purchase shares shall be
                    -------------------
granted under the Marriott International, Inc. Employee Stock Purchase Plan which includes as an option period any portion of the period commencing on or after after January 1, 1998, and ending on the Distribution Date, and Sodexho Marriott shall have no liability or obligations with respect to such Plan. Such Plan may be terminated at any time.

     Section 2.07   Medical/Dental Plans.
                    --------------------

          (a) Assumption of Parent Medical/Dental Plans.  Effective as of the
              -----------------------------------------
Distribution Date, Spinco or a Spinco Subsidiary shall assume sponsorship of the Parent Medical/Dental Plans. Spinco or a Spinco Subsidiary shall cause such Plans to assume and be responsible for, as of the Distribution Date, all liabilities and obligations related to claims incurred under such Plans through the Cut-off Date in respect of Retained Individuals and claims incurred under such Plans by Spinco Individuals on, before or after the Distribution Date.

          (b) Establishment of Sodexho Marriott Medical/Dental Plans.  Also
              ------------------------------------------------------
effective as of the Distribution Date, Sodexho Marriott or a Retained Subsidiary shall take, or cause to be taken, all action necessary and appropriate to establish or designate and administer the Sodexho Marriott

Medical/Dental Plans and to provide benefits thereunder for all Retained Employees who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Parent Medical/Dental Plans. Each of the Retained Employees shall, for all purposes under the new Sodexho Marriott Medical/Dental Plans (i) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan, and (ii) be credited with or otherwise have taken into account, to the extent applicable, Service Credits, any expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits credited to such individual as of the Cut-off Date under the terms of the applicable existing Plan as if such service had been rendered to Sodexho Marriott and as if such expenses and usage had originally been credited to such individual under the Sodexho Marriott Medical/Dental Plans.

          (c) Continuation Coverage.  As of the Distribution Date, (i) Sodexho
              ---------------------
Marriott or a Retained Subsidiary shall assume or retain and shall be solely responsible for, or cause the Sodexho Marriott Medical/Dental Plans, Retained Division-Level Medical/Dental Plans, insurance carriers or HMOs to be responsible for, the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any Sodexho Marriott Qualified Beneficiary, and Spinco and the Spinco Subsidiaries shall have no liability or obligation with respect thereto, and (ii) Spinco or a Spinco Subsidiary shall assume or retain and shall be solely responsible for, or cause the Spinco Medical/Dental Plans, Spinco Division-Level Medical/Dental Plans, its insurance carriers or HMOs to be responsible for, such continuation coverage requirements as they relate to any Spinco Qualified Beneficiary, and Sodexho Marriott and the Retained Subsidiaries shall have no liability or obligation with respect thereto.

          (d) Division-Level Medical/Dental Plans.  As soon as practicable after
              -----------------------------------
the date hereof and effective as of the Distribution Date, Spinco or a Spinco Subsidiary shall take, or cause to be taken, any action necessary to assume sponsorship of all Spinco Division-Level Medical/Dental Plans, and Sodexho Marriott or a Retained Subsidiary shall take any actions necessary to assume sponsorship of all Retained Division-Level Medical/Dental Plans. On and after the Distribution Date, Spinco and the Spinco Subsidiaries shall have no liability with respect to any Retained Division-Level Medical/Dental Plans and Sodexho Marriott and the Retained Subsidiaries shall have no liability with respect to any Spinco Division-Level Medical/Dental Plans.

          (e) Post-retirement Medical/Dental Benefits.  Notwithstanding anything
              ---------------------------------------
herein to the contrary, as of the Distribution Date, Spinco or a Spinco Subsidiary shall assume or retain, and shall be solely responsible for, or cause the Spinco Medical/Dental Plans, its insurance carriers or HMOs, to be responsible for Post-retirement Medical/Dental Benefits to which Parent Terminees have become entitled as of the Cut-off Date under any Welfare Plan maintained by Parent before the Distribution Date, and Sodexho Marriott and the Retained Subsidiaries shall have no liability with respect thereto.

     Section 2.08   Short-Term Disability Plan.  Effective as of the
                    --------------------------
Distribution Date, Spinco or a Spinco Subsidiary shall assume sponsorship of the Marriott International, Inc. Short-Term Disability Plan. Spinco or a Spinco Subsidiary shall cause such Plan to assume and be responsible for, as of the Distribution Date, all liabilities and obligations relating to claims under the Plan incurred through the Cut-off Date in respect of Retained Individuals and claims under the Plan incurred on, before and after the Distribution Date by Spinco Employees and Sodexho Marriott will have no liability with respect thereto.

     Section 2.09   Long-Term Disability Plan.
                    -------------------------

          (a) Assumption of Marriott International, Inc. Long-Term Disability
              ---------------------------------------------------------------
Plan. Effective as of the Distribution Date, Spinco or a Spinco Subsidiary shall
----
assume sponsorship of the Marriott International, Inc. Long-Term Disability Plan and the corresponding insurance policy issued by Liberty Mutual Insurance Company.

          (b) Establishment of Sodexho Marriott Long-Term Disability Plan.
              -----------------------------------------------------------
Effective as of the Distribution Date, Sodexho Marriott or a Retained Subsidiary shall take, or cause to be taken, all actions necessary and appropriate to establish, designate or administer a long-term disability plan (the "Sodexho Marriott Long-Term Disability Plan") and to provide benefits thereunder for all Retained Individuals who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Marriott International, Inc. Long-Term Disability Plan under an insurance policy issued by Liberty Mutual Insurance Company. Each Retained Individual shall, for all purposes under the Sodexho Marriott Long-Term Disability Plan (i) have no pre-existing condition limitation other than that which is or was already imposed under the Marriott International, Inc. Long-term Disability Plan, and (ii) be credited with or otherwise have taken into account, to the extent applicable, Service Credits and other factors taken into account under the Marriott International, Inc. Long-term Disability Plan. Sodexho Marriott or a Retained Subsidiary shall cause the Sodexho Marriott Long-Term Disability Plan to assume and be responsible for all liabilities and obligations relating to claims incurred through the Cut-off Date in respect of any Retained Individual under the Marriott International, Inc. Long-Term Disability Plan. Effective as of the Distribution Date, Spinco and Sodexho Marriott shall cause Liberty Mutual Insurance Company to transfer the reserves maintained for the policy thereunder, to the extent maintained with respect to the Retained Individuals, to the reserves maintained for the Sodexho Marriott Long-Term Disability Plan.

     Section 2.10  Vacation and Sick Pay Liabilities.
                   ---------------------------------

          (a) Division of Liabilities.  Effective on the Distribution Date,
              -----------------------
Spinco shall assume, as to the Spinco Employees, and Sodexho Marriott shall retain, as to the Retained Employees, all accrued liabilities (whether vested or unvested, and whether funded or unfunded) for vacation and sick leave in respect of all Employees of Parent and its Subsidiaries as of the Cut-off Date. Spinco shall be solely responsible for the payment of such vacation or sick leave to Spinco Individuals after the Cut-off Date, and Sodexho Marriott shall be solely responsible for the payment of such vacation or sick leave to Retained Individuals after the Cut-off Date. Each party shall provide to its own Employees on the Distribution Date the same vested and unvested balances of vacation and sick leave as credited to such Employee on Parent's payroll system on the Cut-off Date, and as of the Distribution Date shall continue to accrue vacation and sick leave in respect of each such Employee at the same rate of accrual as accrued in respect of such individual by Parent on the Cut-off Date. The preceding sentence shall not be construed as in any way limiting the right of either Spinco or Sodexho Marriott to change its vacation or sick leave plans or policies as it deems appropriate, subject to the application of Section 2.01(d).

          (b) Funded Reserves.  The Marriott International, Inc. Employees'
              ---------------
Vacation Plan and Trust (the "Vacation Trust") established to fund vacation leave benefits to Employees of Parent and its Subsidiaries before the Distribution Date, and intended to be exempt from tax under Section 501(c)(9) of the Code, shall be transferred to Spinco or a Spinco Subsidiary prior to the Distribution Date. As of the Distribution Date, the assets held in the Vacation Trust attributable to the Retained Individuals shall be transferred to a trust established by Sodexho Marriott. Notwithstanding the foregoing, if Sodexho Marriott does not establish such a trust, the assets in the Vacation Trust, attributable to Retained Individuals shall remain in the Vacation Trust.

     Section 2.11   Group Term Life Insurance Plan.
                    ------------------------------

          (a) Assumption of Marriott International, Inc. Group Term Life
              ----------------------------------------------------------
Insurance Plan.  Effective as of the Distribution Date, Spinco or a Spinco
--------------
Subsidiary shall assume sponsorship of the Marriott International, Inc. Group Term Life Insurance Plan. Spinco or a Spinco Subsidiary shall cause such Plan, on the Distribution Date, to assume and be responsible for all liabilities and obligations relating to claims incurred under the Plan through the Cut-off Date in respect of Retained Individuals and claims incurred under the Plan on, before and after the Distribution Date by Spinco Employees.

          (b) Funded Reserves.  The Marriott International, Inc. Employees'
              ---------------
Group Term Life Insurance Plan and Trust (the "GTL Trust") established to fund the benefits under the Marriott International, Inc. Group Term Life Insurance Plan before the Distribution Date and intended to be exempt from tax under
Section 501(c)(9) of the Code, shall be transferred to Spinco or a Spinco Subsidiary prior to the Distribution Date. As of the Distribution Date, the assets held in the GTL Trust attributable to the Retained Individuals shall be transferred to a trust established by Sodexho Marriott. Notwithstanding the foregoing, if Sodexho Marriott does not establish such a trust, the assets in the GTL Trust attributable to Retained Employees shall remain in the GTL Trust.

     Section 2.12   Severance Pay Plan.  Effective as of the Distribution Date,
                    ------------------
Spinco or a Spinco Subsidiary shall assume sponsorship of the Marriott International, Inc. Income Extension Plan; provided that Sodexho Marriott shall assume and be responsible for all benefits under the Marriott International, Inc. Income Extension Plan to which Retained Individuals are entitled as of the

Distribution Date, to the extent the liability associated with such benefits has been accrued for on the Distribution Date Statement.

     Section 2.13   Employee Discounts.  At Sodexho Marriott's option, subject
                    ------------------
to the consent of Seller or Seller's designee, Spinco shall, by written agreement with Sodexho Marriott substantially in the form of agreement as attached hereto as Exhibit A, which shall be effective on the Distribution Date, make available certain discounts for employees of Sodexho Marriott (following the Merger including Company employees) and their eligible family members.

     Section 2.14   Division-Level Welfare Plans.  As soon as practicable after
                    ----------------------------
the date hereof and effective as of the Distribution Date, Spinco or a Spinco Subsidiary shall take, or cause to be taken, any action necessary to assume sponsorship of all Spinco Division-Level Welfare Plans, and Sodexho Marriott or a Retained Subsidiary shall take any actions necessary to assume sponsorship of all Retained Division-Level Welfare Plans. On and after the Distribution Date, Spinco and the Spinco Subsidiaries shall have no liability with respect to any Retained Division-Level Welfare Plans and Sodexho Marriott and the Retained Subsidiaries shall have no liability with respect to any Spinco Division-Level Welfare Plans.

     Section 2.15   Other Plans.  Except as otherwise expressly provided herein,
                    -----------
Sodexho Marriott shall retain all liabilities under all Plans to the extent relating to Retained Individuals or maintained by a Retained Subsidiary, and Spinco shall be responsible for all Plans to the extent relating to Spinco Individuals or maintained by a Spinco Subsidiary. Additionally, Spinco shall retain liabilities under all Parent Plans with respect to Host Individuals and, after the Distribution Date, Sodexho Marriott shall have no liability with respect to any Host Individuals.

     Section 2.16   Preservation of Right To Amend or Terminate Plans.  Except
                    -------------------------------------------------
as otherwise expressly provided in Article II, no provisions of this Agreement, including, without limitation, the agreement of Sodexho Marriott or Spinco, or any Retained Subsidiary or Spinco Subsidiary, to make a contribution or payment to or under any Plan herein referred to for any period, shall be construed as a limitation on the right of Sodexho Marriott or Spinco or any Retained Subsidiary or Spinco Subsidiary to amend such Plan or terminate its participation therein which Sodexho Marriott or Spinco or any Retained Subsidiary or Spinco Subsidiary would otherwise have under the terms of such Plan or otherwise, and no provision of this Agreement shall be construed to create a right in any Employee or former Employee, or dependent or beneficiary of such Employee or former Employee under a Plan which such person would not otherwise have under the terms of the Plan itself.

     Section 2.17   Reimbursement.  Sodexho Marriott and Spinco acknowledge that
                    -------------
Sodexho Marriott and the Retained Subsidiaries, on the one hand, and Spinco and the Spinco Subsidiaries, on the other hand, may incur costs and expenses, including, but not limited to, contributions to Plans and the payment of insurance premiums arising from or related to any of the Plans which are, as set forth in this Agreement, the responsibility of the other party hereto. Accordingly, Sodexho Marriott (and any Retained Subsidiary responsible therefor) and Spinco (and any Spinco Subsidiary responsible therefor) shall reimburse each other, as soon as practicable, but in any event within thirty (30) days of receipt from the other party of appropriate verification, for all such costs and expenses.

     Section 2.18   Payroll Reporting and Tax Withholding.
                    -------------------------------------

          (a) Form W-2 Reporting.  Spinco and Sodexho Marriott hereby adopt the
              ------------------
"alternative procedure" for preparing and filing IRS Forms W-2 (Wage and Tax Statements), as described in Section 5 of Revenue Procedure 96-60, 1996-53 I.R.B. 24 (December 30, 1996) ("Rev. Proc. 96-60"). Under this procedure Spinco as the successor employer shall provide all required Forms W-2 to all Spinco Individuals reflecting all wages paid and taxes withheld by both Parent as the predecessor and Spinco as the successor employer for the entire year during which the Distribution takes place. Sodexho Marriott shall provide all required Forms W-2 to all Retained Individuals reflecting all wages and taxes paid and withheld by Sodexho Marriott before, on and after the Distribution Date.

     In connection with the aforesaid agreement under Rev. Proc. 96-60, each business unit or business operation of Parent shall be assigned to either Sodexho Marriott or Spinco, depending upon whether it is a Retained Business or a Spinco Business, and each Retained Individual or Spinco Individual associated with such business unit or business operation shall be assigned for payroll reporting purposes to Sodexho Marriott or Spinco, as the case may be.

          (b) Forms W-4 and W-5.  Spinco and Sodexho Marriott agree to adopt the
              -----------------
alternative procedure of Rev. Proc. 96-60 for purposes of filing IRS Forms W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate). Under this procedure Sodexho Marriott shall provide to Spinco as the successor employer all IRS Forms W-4 and W-5 on file with respect to each Spinco Individual, and Spinco will honor these forms until such time, if any, that such Spinco Individual submits a revised form.

          (c) Garnishments, Tax Levies, Child Support Orders, and Wage
              --------------------------------------------------------
Assignments. With respect to Employees with garnishments, tax levies, child
-----------
support orders, and wage assignments in effect with Parent on the Cut-off Date, Spinco as the successor employer with respect to each Spinco Individual shall honor such payroll deduction authorizations and will continue to make payroll deductions and payments to the authorized payee, as specified by the court or governmental order which was filed with Parent.

          (d) Authorizations for Payroll Deductions.  Unless otherwise
              -------------------------------------
prohibited by this or another agreement entered into in connection with the Distribution, or by a Plan document or by law, with respect to Employees with authorizations for payroll deductions in effect with Parent on the Cut-off Date, Spinco as the successor employer will honor such payroll deduction authorizations relating to each Spinco Individual, and shall not require that such Spinco Individual submit a new authorization to the extent that the type of deduction by Spinco does not differ from that made by Parent. Such deduction types include, without limitation, contributions to any Plan, U.S. Savings

Bonds, and United Giver's Fund; scheduled loan repayments to the Profit Sharing Plan or to an employee credit union; and Direct Deposit of Payroll, bonus advances, union dues, employee relocation loans, and other types of authorized company receivables usually collectible through payroll deductions.


                                  ARTICLE III

                          LABOR AND EMPLOYMENT MATTERS

     Notwithstanding any other provision of this Agreement or any other Agreement between Spinco and Sodexho Marriott to the contrary, Spinco and Sodexho Marriott understand and agree that:

     Section 3.01   Separate Employers.  On and after the Distribution Date and
                    ------------------
the separation of Employees into their respective companies, Spinco and Sodexho Marriott will be separate and independent employers.

     Section 3.02   Employment Policies and Practices.  Subject to the
                    ---------------------------------
provisions of ERISA and Sections 2.01(c) and (d), Spinco and Sodexho Marriott may adopt, continue, modify or terminate such employment policies, compensation practices, retirement plans, welfare benefit plans, and other employee benefit plans of any kind or description, as each may determine, in its sole discretion, are necessary and appropriate.

     Section 3.03   Collective Bargaining Agreements.
                    --------------------------------

          (a) With regard to Employees of Parent and its Subsidiaries covered by a Collective Bargaining Agreement on the Cut-off Date who become Spinco Employees or Retained Employees, Spinco and Sodexho Marriott promise and covenant to each other not to take any action which disrupts or otherwise negatively impacts the labor relations of the other.

          (b) Spinco or a Spinco Subsidiary shall retain or assume each Collective Bargaining Agreement covering Spinco Employees, including any obligations thereunder requiring contributions to any multiemployer plan as defined in Section 3(37) of ERISA ("Multiemployer Plan"), and Sodexho Marriott shall have no further liability thereunder. Sodexho Marriott or a Retained Subsidiary shall retain or assume each Collective Bargaining Agreement covering Retained Employees, including any obligations thereunder requiring contributions to any Multiemployer Plan. Spinco shall be solely responsible for any withdrawal liability arising in connection with any Multiemployer Plan in which Spinco Individuals participate, and Sodexho Marriott shall have no liability with respect thereto. Sodexho Marriott shall be solely responsible for any withdrawal liability arising with respect to any Multiemployer Plan in which Retained Individuals participate, and Spinco shall have no liability with respect thereto.

     Section 3.04   Employment Claims.  Spinco will be solely responsible for
                    -----------------
any Employment Claims arising with respect to Spinco Individuals on, before or after the Distribution Date. Sodexho Marriott will be solely liable for any Employment Claims arising with respect to Retained Individuals on, before or after the Distribution Date.

     Section 3.05   Assumption of Unemployment Tax Rates.  Changes in state
                    ------------------------------------
unemployment tax experience from that of Parent as of the Cut-off Date shall be handled as follows. In the event an option exists to allocate state unemployment tax experience of Parent, Parent's experience shall be transferred to Spinco if this results in the lowest aggregate unemployment tax costs for both Sodexho Marriott and Spinco combined, and Parent's experience shall be retained by Sodexho Marriott if this results in the lowest aggregate unemployment tax costs for Sodexho Marriott and Spinco combined.

     Section 3.06   Intercompany Service Charge.  Legal, professional,
                    ---------------------------
managerial, administrative, clerical, consulting, and support or production services provided to one party by personnel of the other party, upon the request of the first party or when such services are otherwise required by this Agreement between Spinco and Sodexho Marriott, shall be charged to the party receiving such services on commercially reasonable terms to be negotiated (or in accordance with the provisions of any applicable agreement between the parties).

     Section 3.07   WARN Claims.  Before and after the Distribution Date, each
                    -----------
party shall comply in all material respects with the Worker Adjustment and Retraining Notification Act ("WARN"). Sodexho Marriott and the Retained Subsidiaries shall be responsible for WARN claims relating to Retained Individuals or to Employees who prior to the Distribution Date were employed in a Retained Business. Spinco and the Spinco Subsidiaries shall be responsible for WARN Claims relating to Spinco Individuals or to Employees who prior to the Distribution Date were employed in a Spinco Business. Each party shall indemnify, defend and hold harmless the other in connection with WARN Claims for which the indemnitor is responsible and which are brought against the indemnitee.

     Section 3.08   Employees on Leave of Absence.  After the Distribution Date,
                    -----------------------------
Spinco shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a Spinco Business. After the Distribution Date, Sodexho Marriott shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a Retained Business.

     Section 3.09   Third Party Beneficiary Rights.  Except as provided below,
                    ------------------------------
neither this Agreement nor any other intercompany agreement between Spinco and Sodexho Marriott is intended to nor does it create any third party contractual or other common law rights. No person shall be deemed a third-party beneficiary of the agreements between Spinco and Sodexho Marriott, except that Parent and Spinco hereby acknowledge that Seller is a third party beneficiary to this Agreement and may enforce any of the terms hereof.

     Section 3.10   Attorney-Client Privilege.  The provisions herein requiring
                    -------------------------
either party to this Agreement to cooperate shall not be deemed to be a waiver of the attorney/ client privilege for either party nor shall it require either party to waive its attorney/client privilege.


                                   ARTICLE IV

                                    DEFAULT

     Section 4.01   Default.  If either party materially defaults hereunder, the
                    -------
non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

     Section 4.02   Force Majeure.  Spinco and Sodexho Marriott shall incur no
                    -------------
liability to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.


                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.01   Relationship of Parties.  Nothing in this Agreement shall be
                    -----------------------
deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

     Section 5.02   Access to Information; Cooperation.  Sodexho Marriott,
                    ----------------------------------
Spinco, Seller, their respective subsidiaries and their authorized agents will be given reasonable and timely access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of the other party, including any agent, contractor, subcontractor, agent or any other person or entity under the contract of such party. The parties will provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each party's Plans. The parties will cooperate with each other to minimize the disruption caused by any such access and providing of information.

     Section 5.03   Assignment.  This Agreement and all of the provisions hereof
                    ----------
shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party. Notwithstanding the preceding sentence, prior to the consummation of the transactions contemplated by the Merger Agreement and the Distribution Agreement, Spinco may assign its rights and obligations hereunder to any wholly-owned U.S. Subsidiary of Parent other than a Retained Subsidiary, which wholly owned Subsidiary shall, following the Distribution, own all of the assets of Parent and its Subsidiaries (including shares of capital stock of Subsidiaries and any other ownership interests in any Person) other than the Retained Business. In the event of such an assignment and assumption, the assignor shall be released from all of its obligations under this Agreement and the assignee shall become Spinco for all purposes under this Agreement and the Transaction Documents.

     Section 5.04   Headings.  The headings used in this Agreement are inserted
                    --------
only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

     Section 5.05   Severability of Provisions.  Neither Sodexho Marriott nor
                    --------------------------
Spinco intend to violate statutory or common law by executing this Agreement.
If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

     Section 5.06   Notices.  All notices, consents, approvals and other
                    -------
communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

          (a)  if to Sodexho Marriott

                    SODEXHO MARRIOTT SERVICES, INC.
                    10400 Fernwood Road
                    Bethesda, Maryland  20817
                    Attention: GENERAL COUNSEL
                    Facsimile:  301-380-6727

          (b)  if to Spinco

                    NEW MARRIOTT MI, INC.
                    10400 Fernwood Road
                    Bethesda, Maryland  20817
                    Attention: GENERAL COUNSEL
                    Facsimile:  301-380-6727

     Section 5.07   Further Action.  Spinco and Sodexho Marriott each shall
                    --------------
cooperate in good faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

     Section 5.08   Waiver.  Spinco and Sodexho Marriott each agree that the
                    ------
waiver of any default under any term or condition of this Agreement shall not constitute a waiver of any subsequent default or nullify the effectiveness of that term or condition.

     Section 5.09   Governing Law.  All controversies and disputes arising out
                    -------------
of or under this Agreement shall be determined pursuant to the laws of the State of New York, regardless of the laws that might be applied under applicable principles of conflicts of laws.

     Section 5.10   Consent to Jurisdiction: Waiver of Jury Trial.  Each party
                    ---------------------------------------------
irrevocably agrees that any legal action or proceeding arising out of or relating to this agreement shall be instituted in any state or federal court sitting in New York City, Borough of Manhattan (and each party agrees not to commence any legal action or proceeding except in such courts), and each party irrevocably submits to the jurisdiction of such courts in any such action or proceeding. Each party irrevocably consents to service of process in any such action or proceeding upon it by mail at its address set forth in Section 5.07 of this Agreement. The foregoing provisions shall not limit the right of any party to bring any such action or proceeding or to obtain execution on any judgment rendered in any such action or proceeding in any other appropriate jurisdiction or in any other manner. EACH PARTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.

     Section 5.11   Entire Agreement.  This Agreement, Merger Agreement and the
                    ----------------
Transaction Documents constitute the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein. This Agreement shall not be amended except by a writing executed by the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         MARRIOTT INTERNATIONAL, INC.


                         By: /s/ William J. Shaw
                             -------------------------------------------
                             William J. Shaw
                             President and Chief Operating Officer


                         NEW MARRIOTT MI, INC.


                         By: /s/ William J. Shaw
                             -------------------------------------------
                             William J. Shaw
                             President and Chief Operating Officer